UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 15, 2011

VOICESERVE, INC.
(Exact name of registrant as specified in Charter)

Delaware	000-51882	98-0597288
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

Grosvenor House, 1 High Street Middlesex HA8 7TA England	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44-208-136-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On August 15, 2011, Voiceserve, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition for the first fiscal quarter ended June 30, 2011 and discussing its earnings guidance for the fiscal year ending March 31, 2012.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

On August 16, 2011, representatives of the Company held an earnings call to discuss the Company’s financial results for the first fiscal quarter ended June 30, 2011(the “Earnings Call”). The transcript of the Earnings Call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued August 15, 2011 regarding financial results for the fourth fiscal quarter and year ended June 30, 2011 and discussing earnings guidance for the fiscal year ending March 31, 2012.
99.2	Transcript of Voiceserve’s earnings call regarding the financial results for the quarter ended June 30, 2011, held on August 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOICESERVE, INC.

Date: August 24, 2011	By:	/s/ Michael Bibelman
Michael Bibelman Chief Executive Officer